Exhibit 99.1
Bank of America Merrill Lynch 2009 Global Metals & Mining Conference John Drexler, Senior Vice President and CFO Arch Coal, Inc. Barcelona, Spain May 13, 2009

Forward-Looking Information This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Arch Coal is a leader in the U.S. coal industry • One of the largest coal producers in the United States • Supply roughly 12 percent of the U.S. coal supply – Provide cleaner-burning, low-sulfur coal to domestic power producers to fuel 6 percent of the nation’s electricity – Ship coal to domestic and international steel manufacturers as well as international power producers • Talented workforce operates large, modern and efficient mines • Industry leader in mine safety and environmental commitment Source: ACI Slide 3

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Arch’s national scope of operations and reserve base includes presence in four major U.S. coal basins Illinois Basin Powder River Knight Hawk Basin 1 2 1. Coal Creek 1 2. Black Thunder [2] 3 4 5 2[1] 4 3 Western Central Bituminous Appalachia 1. Arch of Wyoming 1. Mountain Laurel 2. Skyline 2. Coal-Mac 3. Dugout 3. Cumberland River 4. Sufco 4. Lone Mountain 5. West Elk 2.8-Billion Ton Reserve Base Compliance Low-sulfur PRB WBIT ILB CAPP (1,672) (455) (374) (336) High-sulfur Source: ACI assigned reserves at 12/31/08 Slide 4

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Arch’s safety and environmental performance is the best among the largest public coal companies Lost-Time Safety Incident Rate (per 200,000 employee-hours worked) • Arch’s safety record is the best in the U.S. coal industry 3.86 3.49 – Awarded MSHA’s Sentinels of 3.37 3.31 Safety honor for operating the 2.97 Industry Five Year Average = 3.40 nation’s safest underground coal mines in 2006 and 2007 1.02 • Arch’s environmental 1.40 0.88 1.23 performance ranks first among 0.81 Arch Five Year Average = 1.07 major coal industry peers 2004 2005 2006 2007 2008 – Earned 5 National Good Neighbor Awards since 2003 Sources: ACI, MSHA Slide 5

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Arch has one of the strongest and cleanest balance sheets in the U.S. coal industry Legacy Liabilities of Net Debt as Percentage of Capitalization Largest U.S. Coal Companies (at 12/31) (12/31/08, in millions) 84% $3,741 Workers’ Comp Post-Retirement Medical Reclamation Pension 58% 46% $1,513 42% 39% $898 $542 $431 2000 2002 2004 2006 2008 Peer 1 Peer 2 Peer 3 Peer 4 ACI Source: ACI and SEC filings Slide 6

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Arch has recently announced plans to acquire the Jacobs Ranch mine in the Powder River Basin Jacobs Ranch Production 50 • Purchase price of $761 million (in millions of tons) 40 • 381 million tons of low-cost reserves (at 12/31/08) contiguous to Black Thunder 30 20 • Jacobs Ranch sold 42 million tons in 2008 10 – Average quality over 8,800 Btu per pound 0 – Sulfur-dioxide content < 1 lb per million Btu 2006 2007 2008 • Purchase includes major mining equipment Jacobs Ranch Sales Commitments 100% • Workforce of 600 at Jacobs Ranch 80% • Jacobs Ranch would have contributed 60% incremental EBITDA* of $145 million to 40% $165 million for Arch in 2009, assuming 20% a closing date of Dec. 31, 2008 0% 2009 2010 2011 Source: ACI *Reconciliation is at end of presentation Slide 7

PROGRESSIVE RESPONSIBLE VITAL GROWING

# The integration of Jacobs Ranch into Arch's flagship Black Thunder mine will create substantial value

- Jacobs Ranch offers compelling strategic rationale
  - Shares a **6-mile property line** with Black Thunder
  - High-quality reserves with **competitive mining costs**
- Integration will create one of the world's **largest and most efficient mining complexes**
  - Optimization of combined equipment fleet
  - Increased utilization of expanded coal handling system and state-of-the-art rail loadout
  - Greater flexibility in product blending and quality control
  - Inventory management and purchasing efficiencies
  - Reduced net capital expenditures


1 mile
Jacobs Ranch
(Rio Tinto)
Black Thunder
(Arch Coal)
School
Creek
(Peabody)
North Antelope/Rochelle
(Peabody)

Source: ACI

Slide 8

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Current energy market challenges Slide 9

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Energy markets have weakened considerably since the first half of 2008 $25 $20 /mmBtu $15 Crude $ Oil $10 Nat. $5 Gas Coal $0 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 NYMEX Light Sweet Crude NYMEX Henry Hub Nat Gas CAPP NYMEX 12000 • During the first half of 2008, energy prices (oil, natural gas and coal) soared – U.S. exports surged in response to robust global demand – Strong steel demand lifted met coal market • But, the global economic recession has led to a contraction in energy demand Source: ACI, NYMEX, Argus Coal Daily Slide 10

PROGRESSIVE RESPONSIBLE VITAL GROWING

# Power generation and coal consumption are likely to be down in 2009, but so will supply

- We expect an **unprecedented decline in coal consumption** during 2009
  - Driven by weak U.S. power and industrial demand, potential fuel switching to natural gas, reduced need for coking coal domestically and lower coal exports
- **Supply rationalization** is also underway, and will help to rebalance markets
  - Announced domestic coal supply cuts exceed 50 million tons
  - Lack of access to capital is causing financial distress among smaller or leveraged companies
  - Expect production cuts to accelerate as the year progresses

**Change in Consumption of U.S. Coal**
*(in million tons)*


20
(13)
26
14
(100)
2005
2006
2007
2008
2009E

Arch Coal, Inc.
Source: EEI, EIA, MSHA and ACI
Slide 11

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Arch is reducing volume and capital spending levels in a weak market cycle • Reducing production and capital spending levels due to current weak market conditions – Preserve future value of reserve base • Diligently managing our liquidity and balance sheet to ensure adequate cushion • Remaining patient in sales contracting – Layer in sales as market rebounds – Use of trading to optimize asset base • Focusing on long-term growth opportunities – Announced acquisition of Rio’s Jacobs Ranch – Permitting new Lost Prairie reserves in Illinois Source: EEI, EIA, MSHA and ACI Slide 12

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Long-term outlook for coal and energy markets Slide 13

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Prosperity is linked to electricity use 1.000 0.900 Australia Canada Norway Iceland Poland Kuwait 0.800 United Russia States China Index 0.700 Indonesia 0.600 India S. Africa Japan, France, Netherlands, Development Pakistan Israel, United Kingdom, Italy 0.500 Nigeria Argentina, Mexico, Brazil 0.400 Human Ethiopia 0.300 0.200 World average HDI = 0.729 0.100 World average per capita electricity consumption = 3,427 kWh/person/year 0.000 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Electricity consumption per capita (in kWh) Source: United Nations Human Development Report 2007/2008 Slide 14

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G In the United States, electricity demand has steadily climbed since 1950 4000 3500 3000 Billions/KWh 2500 2000 1500 1000 500 0 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 ’ 5’ 5’ 5’ 5’ 5’ 6’ 6’ 6’ 6’ 6’ 7’ 7’ 7’ 7’ 7’ 8’ 8’ 8’ 8’ 8’ 9’ 9’ 9’ 9’ 9’ 0’ 0’ 0’ 0’ 0 Residential Commercial Industrial Other* Source: EIA *Includes power sold directly to transportation sector and self-generating power Slide 15

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Around the world, countries are building coal plants to fuel electricity needs 2008 Estimated Global Coal Production: 7.5 billion short tons Europe (non-CIS) United States 15 GW online 16 GW online by 2015 CIS countries by 2013 3 GW online by 2015 Central & China South America 72 GW online 3 GW online by 2013 by 2013 Mexico Other Asia 1 GW online 19 GW online by 2013 India by 2015 35 GW online Africa by 2013 8 GW online by 2015 Source: ACI and Platts International, estimates based on plants currently under construction Slide 16

PROGRESSIVE RESPONSIBLE VITAL GROWING

# Experiencing largest coal plant build-out since 1980 despite news coverage of cancellations

**Anticipated Supply Region for Coal Plants Under Construction**
*(in millions of tons)*


20
15
10
5
0
2009
2010
2011
2012
PRB
Non-PRB

- Build-out of 16 GW equates to **55 million tons of new coal demand** annually over next four years
- **Powder River Basin** likely will service nearly half of these plants
- At least 10 GW should be online by the end of 2010

Arch Coal, Inc.

Source: Platts, ACI and NextGen Energy Council
Slide 17

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G U.S. coal mining productivity has been on the decline since the start of this decade 7 Central Appalachia 7 Northern Appalachia 6 6 hour) hour) 5 5 (tons per 4 (tons per 4 3 3 2 2 ‘00 ‘02 ‘04 ‘06 ‘08 ‘00 ‘02 ‘04 ‘06 ‘08 CAPP surface CAPP underground NAPP surface NAPP underground 10 50 Powder River Basin Western Bituminous hour) 8 hour) 40 (tons per 6 (tons per 30 4 20 2 10 ‘00 ‘02 ‘04 ‘06 ‘08 ‘00 ‘02 ‘04 ‘06 ‘08 Western Bit. Underground PRB surface Source: ACI, Energy Velocity Slide 18

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Energy, the environment and clean coal technologies Slide 19

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Since 1970, coal has been used in increasingly clean ways in the United States GDP +207% 200% Electricity from 150% coal +187% 100% 50% US population +47% 0% -50% NOx -37% -58% SO2 -100% PM10 -83% 1970 1975 1980 1985 1990 1995 2000 2005 2006 2007 Higher efficiency rates and carbon capture technologies create opportunities for reducing carbon intensity as well Source: NMA, EPA Slide 20 NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter)

PROGRESSIVE RESPONSIBLE VITAL GROWING

# The developed and developing world must work together to address the climate challenge



$CO_2$ Emission Trends
(in giga-tonnes of $CO_2$)
30
25
20
15
10
5
-
1990
2000
2006
2020
2030
Non-OECD
OECD
China
United States

- Rapid increases in $CO_2$ emissions in emerging Asia further underscore the need for clean coal technologies
- China is now the largest emitter of $CO_2$ and the developing world has surpassed the OECD nations in total emissions
- Clearly, we will need global solutions to address the climate issue

Arch Coal, Inc.

Source: International Energy Outlook 2008

*OECD = Organization for Economic Cooperation and Development

Slide 21

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Leaders around the world increasingly recognize the importance of clean coal technologies “The vast majority of new power stations in China and India will be coal-fired; not ‘may be coal-fired’; will be. So developing carbon capture and storage technology is not optional, it is literally of the essence.” Tony Blair (June 2008) “To the extent ... that we can sequester carbon, capture greenhouse gases before they’re emitted into the atmosphere, that’s going to be good for everybody. Because if we don’t, then we’re going to have a ceiling at some point in terms of our ability to expand our economies and maintain the standard of living ...” U.S. President Obama (Feb. 2009) Source: ACI, public sources Slide 22

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G The future of coal Slide 23

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Coal’s advantage: billions of tons abundant, secure and widely dispersed of oil equivalent 200 Coal 100 Natural Gas 0 Oil Russia North America Europe Middle East China India Other Asia Pacific Central and South America Africa Based on current production levels and proven reserves, coal should outlast both gas supplies and oil reserves by more than 3 times Source: ACI, Bank of America, BP Statistical Review 2008 and Blackwell Energy Research Slide 24

PROGRESSIVE RESPONSIBLE VITAL GROWING

# Coal is an affordable and secure energy choice for America

## U.S. Energy Reserves
*(in trillion Btu)*


Coal: 94%
Coal
Natural Gas
Oil

## U.S. Petroleum Supply
*(million barrels per day, 2007)*


OPEC
30%
Other
Imports
35%
Domestic
35%
Domestic
OPEC
Non-OPEC

## U.S. Fuel Prices
*($/million Btu at 5/1/09)*


~20x
>7x
$0.46
$3.55
$9.17
=
$55
per
bbl
PRB
8800
Natural
Gas
Crude
Oil
FOB rail
(3Q09)
Wellhead
(prompt month)

Arch Coal, Inc.

Source: EIA, BP Statistical Review of World Energy 2008, Argus Coal Daily and NYMEX

Slide 25

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Clean coal technologies can create jobs, increase energy security and address climate concerns Plug-in hybrids are Coal can be converted Coal can be converted perhaps the best and into transportation fuels, into synthetic natural gas most realistic way to thus reducing our for use in residential as decarbonize the reliance on imported well as a wide range of automotive fleet energy industrial applications Coal conversion technologies can unlock coal’s full potential Source: ACI Slide 26

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Arch’s future growth avenues are compelling long term Strategic Growth Organic Growth Consider acquisitions or Invest in core businesses to other investments that enhance profit growth and strategically fit return on capital, evaluate and create value opportunities to further upgrade and expand reserve base Shareholder Returns Market Expansion Capital Structure Enhancement Consider investments to Maintain strong balance sheet, expand market for coal and consider other vehicles (and improve coal’s value proposition) for value creation, such as through Btu-conversion and other share repurchases or dividend advanced coal technologies increases, when advantageous Source: ACI Slide 27

EBITDA Reconciliation Chart Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP. Adjusted EBITDA is defined as net income before the effect of net interest expense; income taxes; our depreciation, depletion and amortization; expenses resulting from early extinguishment of debt; and other non-operating expenses. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded to calculate Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. We believe that Adjusted EBITDA presents a useful measure of our ability to service and incur debt based on ongoing operations. Furthermore, analogous measures are used by industry analysts to evaluate operating performance. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The table below shows how we calculate Adjusted EBITDA. Reconciliation of pro forma Adjusted EBITDA to Income from operations for Jacobs Ranch for the 12 months ended December 31, 2009 Targeted Results Year Ended December 31, 2009 Low High (Unaudited) Income from operations $ 60,000 $ 70,000 Depreciation, depletion and amortization 85,000 95,000 Adjusted EBITDA $ 145,000 $ 165,000 Source: ACI